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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                         _____________________________


                                  FORM 8-K/A

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 31, 1996




                         SUMMIT MEDICAL SYSTEMS, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


          Minnesota                    0-26390                   41-1545493
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



             10900 Red Circle Drive, Minnetonka, Minnesota    55343
        --------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)


    Registrant's telephone number, including area code:     (612) 939-2200
                                                         --------------------
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         The undersigned registrant hereby amends its Current Report on Form 8-
K, for an event which occurred on December 31, 1996.

Item 2.  Acquisition or Disposition of Assets.

         This item has not been amended from the registrant's Current Report on Form 8-K, dated December 31, 1996 and has been included herein for convenience of reference only.

         On December 31, 1996, Summit Medical Systems, Inc. ("Summit") acquired
         C. L. McIntosh & Associates, Inc. ("CLM") pursuant to an Agreement and Plan of Merger among Summit, CLM Acquisition Corp., a wholly owned subsidiary of Summit ("Merger Subsidiary") and CLM, under which Merger Subsidiary was merged with and into CLM, with CLM as the surviving corporation (the "Merger"). As a result of the Merger, CLM became a wholly owned subsidiary of Summit. In connection with the Merger, 100 issued and outstanding shares of common stock of CLM were exchanged for 976,453 shares of common stock of Summit ("Summit Common Stock"). The number of shares of Summit Common Stock issued in the Merger equaled the quotient of $7,000,000 divided by the average of the closing price per share of Summit Common Stock from the Nasdaq National Market during the period of December 13, 1996 through December 27, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)    Financial Statements of Business Acquired

              Report of Independent Auditors, dated December 5, 1996, except for
              Note 7, as to which the date is December 31, 1996 (previously filed on March 14, 1997, as an amendment to the registrant's Current Report on Form 8-K, dated December 31, 1996, and included herein for convenience of reference only).

              The audited financial statements of CLM for the fiscal year ended December 31, 1995 (previously filed on March 14, 1997, as an amendment to the registrant's Current Report on Form 8-K, dated December 31, 1996, and included herein for convenience of reference only).

              Unaudited financial statements of CLM including statements of financial position as of September 30, 1996, and statements of operations and cash flows for the nine months ended September 30, 1996 and 1995.

       (b)    Pro Forma Condensed Financial Information

              Unaudited pro forma condensed results of operations of Summit for the year ended December 31, 1995 and the nine months ended September 30, 1996 as if the acquisition had been completed at the beginning of the respective periods.

              Unaudited pro forma condensed statement of financial position of Summit as if the acquisition had occurred on September 30, 1996.

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         (c)  Exhibits


              Exhibit No.       Description                       Method
                                                                  of Filing

              2            Agreement and Plan of Merger             (1)
                           by and among Summit Medical
                           Systems, Inc., CLM Acquisition
                           Corp. and C.L. McIntosh &
                           Associates, Inc.

              23.1         Consent of Ernst & Young LLP.          Filed herewith

              99.1         Audited Financial Statements of        Filed herewith
                           C.L. McIntosh & Associates, Inc.
                           for the fiscal year ended
                           December 31, 1995.

              99.2         Unaudited financial statements of      Filed herewith
                           CLM including statements of financial
                           position as of September 30, 1996
                           and statements of operations and cash
                           flows for the nine months ended
                           September 30, 1996 and 1995.

              99.3 Unaudited pro forma condensed results Filed herewith of operations of Summit for the year ended December 31, 1995 and nine months ended September 30, 1996 as if the acquisition had been completed at the beginning of the respective periods.

                           Unaudited pro forma condensed statement
                           of financial position of Summit as if
                           the acquisition had occurred on
                           September 30, 1996.


(1) Incorporated by reference to the Registrants's Current Report on Form 8-K, dated December 31, 1996.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 1997                  SUMMIT MEDICAL SYSTEMS, INC.


                                       /s/ Kevin R. Green
                                       -------------------------------------
                                       Kevin R. Green
                                       President and Chief Executive Officer


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                               INDEX TO EXHIBITS



Exhibit

Number      Item


2           Agreement and Plan of Merger by and among                *
            Summit Medical Systems, Inc., CLM Acquisition
            Corp. and C.L. McIntosh & Associates, Inc.

23.1        Consent of Ernst & Young LLP.

99.1        Audited Financial Statements of C.L. McIntosh
            & Associates, Inc. for the fiscal year ended
            December 31, 1995.

99.2 Unaudited financial statements of CLM including statements of financial position as of September 30, 1996 and statements of operations and cash flows for the nine months ended September 30, 1996 and 1995.

99.3 Unaudited pro forma condensed results of operations of Summit for the year ended December 31, 1995 and nine months ended September 30, 1996 as if the acquisition had been completed at the beginning of the respective periods.

            Unaudited pro forma condensed statement of financial position of Summit as if the acquisition had occurred on September 30, 1996.

   * Incorporated by reference to the Registrants's Current Report on Form 8-K, dated December 31, 1996.

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